Exhibit No. 99.1

                          MIKRON INFRARED, INC REPORTS
                THREE AND NINE MONTH RESULTS FOR FISCAL YEAR 2004

                     Mikron Posts Record Sales and Profits.

Mikron Infrared, Inc. (NASD:MIKR) announced its financial results for the first nine months and third quarter of its fiscal year ending October 31, 2004.

Mikron's continued on its record setting year by have the most successful quarter in the Company's history. Sales were 11% higher, totaling $18,704,422 for the nine months ended July 31, 2004 compared to $16,864,629 of total sales generated in the first nine months of fiscal 2003. Operating income for the nine months ended July 31, 2004 was $2,043,240 (23% higher), compared to $1,665,849 of operating income for the same nine months of fiscal 2003. Basic earnings per share were $0.21 for the first nine months of fiscal 2004 compared to $0.18 for the same period in fiscal 2003. Fully diluted earnings earning per share were $0.20 for the first nine months of fiscal 2004 compared to $0.17 for the same period in fiscal 2003.

Mikron's sales for the three months ended July 31, 2004 were $6,530,817 (3% higher) compared to $6,358,966 for the same period in 2003. Operating income for the three months ended July 31, 2004 was $942,512 (32% higher), compared to $713,926 for the same period in 2003.

Gerry Posner, Mikron's President, commented that, "we continue to receive excellent performance from our IMPAC companies in Europe. Our strong sales company wide, and our improving our gross profit has led to a large increase in operating income for the third quarter (32%) and the first nine months (23%) of fiscal year 2004. We are experiencing a strengthening market environment, as orders continue to be robust."

Dennis Stoneman, Mikron's Executive Vice President added, "We are pleased with the results in the third quarter especially considering a delay in the roll out of new products in the thermal imaging product line. The difficulty we faced in the roll out has been addressed and we are optimistic about the product line contributing even more to our success."

Mikron Infrared, Inc., founded in 1969, is a developer, manufacturer and marketer of infrared non-contact temperature measurement devices, temperature sensors, calibration sources and thermal imaging systems. Its executive offices and manufacturing facilities are located at 16 Thornton Road, Oakland, NJ (Tel. No. 201/405-0900)


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

Consolidated statements of operations
For the three and nine months ended July 31, 2004 and 2003

----------------------------------------------------------------------------------------------------------
                                        3 MONTHS         3 MONTHS           9 MONTHS           9 MONTHS
                                          ENDED            ENDED              ENDED              ENDED
                                      JULY 31, 2004    JULY 31, 2003      JULY 31, 2004      JULY 31, 2003
----------------------------------------------------------------------------------------------------------
Revenues:
----------------------------------------------------------------------------------------------------------
   Net Sales                           $ 6,530,817       $ 6,358,966       $ 18,704,422       $ 16,864,629
----------------------------------------------------------------------------------------------------------
   Royalties                                     0                 0                  0             16,112
                                       -----------       -----------       ------------       ------------
----------------------------------------------------------------------------------------------------------
Total Revenues                           6,530,817         6,358,966         18,704,422         16,880,741
                                       -----------       -----------       ------------       ------------
----------------------------------------------------------------------------------------------------------
Costs and Expenses
----------------------------------------------------------------------------------------------------------
   Cost of goods sold                    2,925,575         3,180,752          9,899,208          8,517,436
----------------------------------------------------------------------------------------------------------
   Selling, General and
     Administrative                      2,151,791         2,009,921          6,348,917          5,453,100
----------------------------------------------------------------------------------------------------------
   Research, Development
     And Engineering                       510,939           454,367          1,507,051          1,244,356
                                       -----------       -----------       ------------       ------------
----------------------------------------------------------------------------------------------------------
Total Costs and Expenses                 5,588,305         5,645,040         17,755,176         15,214,892
                                       -----------       -----------       ------------       ------------
----------------------------------------------------------------------------------------------------------
Income from Operations                     942,512           713,926          2,043,240          1,665,849
----------------------------------------------------------------------------------------------------------
Other Income (Expense):
----------------------------------------------------------------------------------------------------------
   Interest Expense                        (65,863)          (78,067)          (201,160)          (209,046)
----------------------------------------------------------------------------------------------------------
   Other (Expense)                         (12,962)           (7,235)           (16,631)           (10,531)
                                       -----------       -----------       ------------       ------------
Income, net
----------------------------------------------------------------------------------------------------------
Net Income Before Income Taxes             863,687           628,624          1,825,449          1,446,272
----------------------------------------------------------------------------------------------------------
   Income Tax Provision                   (360,770)         (251,450)          (727,884)          (571,803)
                                       -----------       -----------       ------------       ------------
----------------------------------------------------------------------------------------------------------
Net Income                                 502,917           377,174          1,097,565            874,469
                                       ===========       ===========       ============       ============
----------------------------------------------------------------------------------------------------------
Net Income per Share-Basic             $      0.10       $      0.08       $       0.21       $       0.18
                                       ===========       ===========       ============       ============
----------------------------------------------------------------------------------------------------------
Weighted Average Number of
Shares-Basic                             5,259,628         4,882,333          5,259,628          4,882,333
                                       ===========       ===========       ============       ============
----------------------------------------------------------------------------------------------------------
Net Income per Share-Diluted           $      0.09       $      0.07       $       0.20       $       0.17
                                       ===========       ===========       ============       ============
----------------------------------------------------------------------------------------------------------
Weighted Average Number of
Shares-Diluted                           5,414,817         5,088,339          5,414,817          5,088,339
                                       ===========       ===========       ============       ============
----------------------------------------------------------------------------------------------------------

Safe Harbor Act Statement Under the Private Securities Litigation Reform Act of 1995: -- Certain of the statements contained herein are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those included in the forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Factors that could effect the company's actual results include but are not limited to the risks discussed in the company's Annual Report on Form 10-KSB for the year ended October 31, 2003. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The company undertakes no obligation to update publicly any forward-looking statements to reflect the occurrence of unanticipated events.

Contact: Mikron Infrared, Inc Paul Kohmescher 201/405-0900


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